UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05977)

Exact name of registrant as specified in charter:	Putnam New Jersey Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period:	June 1, 2016 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam New Jersey Tax Exempt Income Fund

**Semiannual report**
**11 | 30 | 16**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTNJX

Putnam New Jersey
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	20

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

January 12, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New Jersey residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Garden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam New Jersey Tax Exempt Income Fund offers an active, research-intensive investment approach.

Paul M. Drury, CFA
Portfolio Manager
Industry since 1989
At Putnam since 1989

Garrett L. Hamilton, CFA
Portfolio Manager
Industry since 2006
At Putnam since 2016
(not pictured)

> “We focus on sector and security selection in managing the fund, seeking municipal issuers that offer a stable to positive credit trajectory.”

Municipal bonds’ tax benefits can make their income even more attractive

INDEX-BASED YIELDS AS OF 11/30/16
(annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
1.83% ($1,036)
3.28% ($1,856)
4.88% ($2,760)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

FIVE-YEAR AVERAGE CUMULATIVE DEFAULT RATES, ALL RATED SECURITIES

6.60%
0.08%
Municipal bonds
Corporate bonds

Source: Moody’s, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016). Most recent data available.

2 New Jersey Tax Exempt Income Fund

New Jersey Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/16. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

4 New Jersey Tax Exempt Income Fund

Paul holds a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA. Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the six-month reporting period ended November 30, 2016?

Municipal bonds started the reporting period in solid fashion, benefiting from falling U.S. Treasury, municipal, and global interest rates and, in some cases, negative yields on non-U.S. sovereign bonds. Negative yields, in particular, motivated many income-oriented investors to look beyond more traditional fixed-income investments. As such, international buyers and banking institutions were drawn to the attractive yields offered by U.S. municipal bonds, joining the more traditional base of tax-averse investors. Demand for the asset class also increased when investors sought refuge from the heightened market volatility that followed the United Kingdom’s surprise vote to leave the European Union in June 2016.

After moving sideways for much of July and August, municipal bond prices fell and their yields moved higher in September and October in response to slowing demand and record new-issue supply in October. Following the U.S. presidential election, municipal bond prices declined further and their yields rose further, contributing to a steeper municipal bond yield

New Jersey Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 New Jersey Tax Exempt Income Fund

curve. In our view, U.S. Treasuries and municipal bonds appeared to be pricing in President-elect Donald Trump’s pro-growth agenda, which many analysts believe could lead to improved growth, higher deficits, and possibly an uptick in inflation. We also believe that the uncertainty around U.S. tax policy changes was an additional headwind for the asset class post-election.

For the six-month reporting period ended November 30, 2016, the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark index] returned –3.52%. Against this backdrop, higher-yielding, lower-rated municipal bonds outperformed lower-yielding, higher-rated municipal bonds. Municipal bonds with longer maturities underperformed those with shorter maturities.

How did the fund perform for the period?

For the six months ended November 30, 2016, the fund outperformed its benchmark index but underperformed its Lipper peer group average. The fund’s position in municipal bonds issued by FirstEnergy Solutions was negatively affected when its parent company announced possible restructuring plans.

How would you characterize the supply/demand picture at period-end?

With a record supply of municipal bonds coming to market in August, September, and October of 2016, the supply/demand [technical] backdrop for municipal bonds weakened — resulting in a weaker technical picture overall, in our view. October represented the largest issuance month on record. One factor contributing to the spike in issuance was the decision by many issuers to move up their municipal bond offerings ahead of the presidential election and a potential year-end interest-rate hike by the Federal Reserve. With issuance standing at $419 billion as of November 30, gross municipal bond issuance for 2016 totaled $446 billion and proved to be a record-setting year.

On the demand side, the municipal bond market experienced 54 weeks of consecutive inflows, a measure of investor interest, to the tune of approximately $53 billion, until mid-October, when the asset class saw small outflows. Outflows in the final two weeks of November were relatively significant, as investors moved into a more optimistic “risk-on” posture following the presidential election and transferred assets into more economically sensitive investments or higher-risk investments, such as stocks. Additionally, tax policy concerns weighed on municipal bond market sentiment.

What was your investment approach in this environment?

Given the market backdrop, many of our investment themes remained in place. They included duration positioning, or interest-rate sensitivity, that was slightly below the median of the Lipper peer group; overweight exposure, relative to the benchmark index, to municipal bonds rated A; a preference for essential service utilities, charter schools, and higher-education bonds relative to the Lipper group; and an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers.

We did not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor did we believe that spreads would tighten much, as they remained close to their lowest point since the onset of the 2008 credit crisis. In our opinion, downside risks included flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a generally neutral

New Jersey Tax Exempt Income Fund 7

duration position and a somewhat higher cash allocation to help insulate the portfolio from any market pressure from the Fed moving to raise short-term rates before year-end.

What is your outlook as 2016 comes to a close?

With economic data improving — most notably the unemployment rate dropping to a nine-year low of 4.6% in November 2016 — and consumer and business confidence improving, the Fed raised its benchmark interest rate from 0.50% to 0.75% at its December meeting. The Fed added that with inflation expectations increasing and the labor market tightening, it projects three quarter-point increases in 2017.

The technical picture for the municipal bond market may have weakened slightly, but we still view the asset class as fairly valued. With the markets anticipating issuance to taper off in December and early 2017, we expect that we may see technicals coming into more attractive balance near term. Fundamentals are generally sound, in our view, despite a handful of challenging situations in Puerto Rico, Illinois, and New Jersey. In addition, default rates remained low relative to other fixed-income markets at period-end. On a historical basis, the five-year cumulative default rate stands at 0.08%.

Under the incoming administration, we believe that tax reform is shaping up to be a centerpiece of a Trump presidency. While the tax exemption of municipal bonds may be called into question, a number of market analysts believe that the tax-exempt status of municipal bond income reinforces Trump’s infrastructure investment and job creation goals. In our view, tax-exempt municipal bonds have long been a vital and effective tool for financing public projects, such as roads, schools, and hospitals, as state and local governments have turned to the municipal bond market to fund these projects. We will be following the debate closely to see if tax reform actually materializes, and how the details of tax reform may shape the outlook for municipal bonds.

Thank you, Paul, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 New Jersey Tax Exempt Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

New Jersey Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/20/90)
Before sales charge	5.09%	41.15%	3.51%	14.27%	2.70%	9.95%	3.21%	0.15%	–3.25%

After sales charge	4.93	35.50	3.08	9.70	1.87	5.55	1.82	–3.85	–7.12

Class B (1/4/93)
Before CDSC	4.85	34.24	2.99	10.79	2.07	7.92	2.57	–0.36	–3.56

After CDSC	4.85	34.24	2.99	8.86	1.71	4.94	1.62	–5.22	–8.32

Class C (10/3/06)
Before CDSC	4.30	30.82	2.72	9.92	1.91	7.41	2.41	–0.62	–3.63

After CDSC	4.30	30.82	2.72	9.92	1.91	7.41	2.41	–1.59	–4.58

Class M (5/1/95)
Before sales charge	4.76	37.28	3.22	12.72	2.42	8.92	2.89	–0.12	–3.39

After sales charge	4.63	32.82	2.88	9.06	1.75	5.38	1.76	–3.37	–6.53

Class Y (1/2/08)
Net asset value	5.17	44.27	3.73	15.67	2.95	10.67	3.44	0.49	–3.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 New Jersey Tax Exempt Income Fund

Comparative index returns For periods ended 11/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
Municipal Bond	5.75%	49.29%	4.09%	18.35%	3.43%	11.33%	3.64%	–0.22%	–3.52%
Index

Lipper New Jersey
Municipal Debt
Funds category	5.28	38.04	3.26	17.88	3.33	11.76	3.77	0.70	–2.99
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/16, there were 49, 49, 47, 44, 35, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income[1]	$0.146861		$0.117225	$0.110012	$0.133806		$0.157565

Capital gains[2]	—		—	—	—		—

Total Total	$0.146861		$0.117225	$0.110012	$0.133806		$0.157565

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

5/31/16	$9.48	$9.88	$9.47	$9.49	$9.48	$9.80	$9.50

11/30/16	9.03	9.41	9.02	9.04	9.03	9.33	9.05

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	3.32%	3.18%	2.68%	2.52%	3.04%	2.94%	3.54%

Taxable equivalent[4]	6.44	6.17	5.20	4.89	5.90	5.71	6.87

Current 30-day SEC yield[5]	N/A	1.74	1.18	1.03	N/A	1.48	2.04

Taxable equivalent[4]	N/A	3.38	2.29	2.00	N/A	2.87	3.96

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 48.48% federal and state combined tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

New Jersey Tax Exempt Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/20/90)
Before sales charge	5.10%	42.78%	3.63%	12.94%	2.46%	11.22%	3.61%	0.18%	–3.91%

After sales charge	4.94	37.07	3.20	8.42	1.63	6.77	2.21	–3.83	–7.76

Class B (1/4/93)
Before CDSC	4.87	35.79	3.11	9.49	1.83	9.17	2.97	–0.45	–4.12

After CDSC	4.87	35.79	3.11	7.59	1.47	6.17	2.02	–5.29	–8.85

Class C (10/3/06)
Before CDSC	4.31	32.33	2.84	8.64	1.67	8.65	2.81	–0.60	–4.29

After CDSC	4.31	32.33	2.84	8.64	1.67	8.65	2.81	–1.57	–5.23

Class M (5/1/95)
Before sales charge	4.78	38.87	3.34	11.40	2.18	10.31	3.32	–0.21	–4.05

After sales charge	4.65	34.35	3.00	7.78	1.51	6.72	2.19	–3.45	–7.17

Class Y (1/2/08)
Net asset value	5.19	45.96	3.85	14.32	2.71	12.08	3.87	0.40	–3.80

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses
for the fiscal year ended 5/31/16	0.81%	1.43%	1.58%	1.08%	0.58%

Annualized expense ratio for the
six-month period ended 11/30/16	0.80%	1.43%	1.58%	1.08%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 New Jersey Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/16 to 11/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.95	$7.04	$7.78	$5.32	$2.86

Ending value (after expenses)	$967.50	$964.40	$963.70	$966.10	$968.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.05	$7.23	$7.99	$5.47	$2.94

Ending value (after expenses)	$1,021.06	$1,017.90	$1,017.15	$1,019.65	$1,022.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

New Jersey Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 New Jersey Tax Exempt Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New Jersey Tax Exempt Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

16 New Jersey Tax Exempt Income Fund

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

New Jersey Tax Exempt Income Fund 17

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases,

18 New Jersey Tax Exempt Income Fund

comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper New Jersey Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 48, 44 and 43 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

New Jersey Tax Exempt Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 New Jersey Tax Exempt Income Fund

The fund’s portfolio 11/30/16 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	NATL National Public Finance Guarantee Corp.
AGM Assured Guaranty Municipal Corporation	U.S. Govt. Coll. U.S. Government Collateralized
AMBAC AMBAC Indemnity Corporation	VRDN Variable Rate Demand Notes, which are floating-
BAM Build America Mutual	rate securities with long-term maturities that carry
FGIC Financial Guaranty Insurance Company	coupons that reset and are payable upon demand
G.O. Bonds General Obligation Bonds	either daily, weekly or monthly. The rate shown is the
current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.1%)*	Rating**	Principal amount	Value

Delaware (0.6%)

DE River & Bay Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/42	A1	$1,000,000	$1,085,950

			1,085,950

Georgia (0.6%)

Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
5.00%, 11/1/35	Aa3	1,000,000	1,113,780

			1,113,780

Guam (0.8%)

Territory of GU, Govt. Ltd. Oblig. Rev. Bonds (Section
30), Ser. A, 5.75%, 12/1/34 (Prerefunded 12/1/19)	BBB+	500,000	559,700

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste
Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40	A–	450,000	483,089

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5.50%, 10/1/40	Baa2	500,000	537,505

			1,580,294

Indiana (0.3%)

IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(3/1/17) (Republic Svcs., Inc.), Ser. A, 1.00%, 5/1/34	A–2	625,000	625,000

			625,000

New Jersey (82.9%)

Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	700,000	759,836

Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5.625%, 1/1/38	BB+/P	1,450,000	1,489,368

Camden Cnty., Impt. Auth. Hlth. Care Rev. Bonds
(Cooper Hlth. Syst. Oblig. Group), 5.00%, 2/15/35	Baa1	250,000	267,740

Essex Cnty., Impt. Auth. Rev. Bonds

NATL, 5.50%, 10/1/30	Aa2	1,290,000	1,599,639

Ser. 06, AMBAC, 5.25%, 12/15/20	Aa2	1,000,000	1,127,640

AMBAC, 5.00%, 12/15/23	Aa2	1,995,000	2,076,815

AMBAC, U.S. Govt. Coll., 5.00%, 12/15/23
(Prerefunded 12/15/17)	Aa2	5,000	5,203

Freehold, Regl. High School Dist. G.O. Bonds, FGIC,
NATL, 5.00%, 3/1/19	AA+	1,500,000	1,615,125

Garden State Preservation Trust Rev. Bonds

(Open Space & Farmland 2005), Ser. A, AGM,
5.75%, 11/1/28	AA	2,000,000	2,342,540

Ser. B, AGM, zero %, 11/1/24	AA	6,000,000	4,532,340

New Jersey Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

New Jersey cont.

Gloucester Cnty., Impt. Auth. Rev. Bonds

5.00%, 4/1/28 (Prerefunded 4/1/18)	Aa2	$2,310,000	$2,426,655

5.00%, 4/1/23 (Prerefunded 4/1/18)	Aa2	500,000	525,250

Hillsborough Twp., School Dist. G.O. Bonds, AGM,
5.375%, 10/1/21	AA	1,720,000	1,966,803

Middletown Twp., Board of Ed. G.O. Bonds,
5.00%, 8/1/27	AA	1,500,000	1,679,310

Millburn Twp., Board of Ed. G.O. Bonds,
5.35%, 7/15/17	Aaa	1,150,000	1,180,383

NJ Inst. of Tech. Rev. Bonds, Ser. A, 5.00%, 7/1/32	A1	1,250,000	1,399,163

NJ State G.O. Bonds, 5.00%, 6/1/27
(Prerefunded 6/1/17)	A2	1,500,000	1,529,715

NJ State Econ. Dev. Auth. Rev. Bonds

(Cranes Mill), Ser. A, 6.00%, 7/1/38	BBB/F	750,000	768,923

(Ashland School, Inc.), 6.00%, 10/1/33	BBB	1,000,000	1,105,750

(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB+	800,000	799,952

(MSU Student Hsg.), 5.875%, 6/1/42	Baa3	1,550,000	1,665,165

(Lions Gate), 5.25%, 1/1/44	BB–/P	200,000	205,336

(School Facs. Construction), Ser. AA,
5.25%, 12/15/33	A3	1,105,000	1,133,332

(School Facs. Construction), Ser. AA, U.S. Govt.
Coll., 5.25%, 12/15/33 (Prerefunded 6/15/19)	AAA/P	395,000	430,988

Ser. WW, 5.25%, 6/15/32	A3	1,000,000	1,051,890

(Continental Airlines, Inc.), 5.25%, 9/15/29	BB–	300,000	318,579

(Provident Group-Rowan Properties, LLC), Ser. A,
5.00%, 1/1/35	Baa3	750,000	774,098

(School Fac. Construction), Ser. Y, 5.00%, 9/1/33
(Prerefunded 9/1/18)	A3	500,000	532,055

(School Fac.), Ser. U, AGM, 5.00%, 9/1/32
(Prerefunded 9/1/17)	AA	1,000,000	1,028,760

(Seeing Eye, Inc.), 5.00%, 6/1/32	A	2,015,000	2,236,932

(NYNJ Link Borrower, LLC), AGM, 5.00%, 1/1/31	AA	1,150,000	1,241,506

(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/30	A3	1,000,000	1,061,060

(United Methodist Homes), Ser. A, 5.00%, 7/1/29	BBB–/F	500,000	522,730

(Motor Vehicle), Ser. A, NATL, 5.00%, 7/1/27	AA–	1,000,000	1,010,360

5.00%, 6/15/26	Baa1	2,000,000	2,116,580

(School Facs. Construction), Ser. NN,
5.00%, 3/1/25	A3	3,000,000	3,126,990

(Middlesex Wtr. Co., Inc.), Ser. A, 5.00%, 10/1/23	A+	1,500,000	1,714,605

NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(UMM Energy Partners, LLC), Ser. A, 4.75%, 6/15/32	Baa3	1,000,000	1,028,360

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)

Ser. A, 5.70%, 10/1/39	A1	3,500,000	3,762,570

Ser. B, 5.60%, 11/1/34	A1	500,000	532,260

Ser. D, 4.875%, 11/1/29	A1	700,000	737,702

NJ State Edl. Fac. Auth. Rev. Bonds

(U. of Med. and Dentistry), Ser. B, U.S. Govt. Coll.,
7.50%, 12/1/32 (Prerefunded 6/1/19)	AAA/P	500,000	570,905

(Kean U.), Ser. A, 5.50%, 9/1/36	A2	1,635,000	1,753,668

22 New Jersey Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

New Jersey cont.

NJ State Edl. Fac. Auth. Rev. Bonds

(Montclair State U.), Ser. J, 5.25%, 7/1/38
(Prerefunded 7/1/18)	A1	$500,000	$531,200

(Georgian Court U.), Ser. D, 5.25%, 7/1/27	Baa3	1,000,000	1,013,960

(Ramapo College of NJ), Ser. B, 5.00%, 7/1/37	A2	820,000	877,474

(Rider U.), Ser. A, 5.00%, 7/1/37	Baa2	500,000	520,690

(Montclair State U.), Ser. B, 5.00%, 7/1/34	A1	500,000	552,405

(College of NJ (The)), Ser. G, 5.00%, 7/1/30	A2	1,000,000	1,116,510

(College of NJ (The)), Ser. F, 5.00%, 7/1/29	A2	500,000	563,145

(NJ City U.), Ser. E, AGC, 5.00%, 7/1/28
(Prerefunded 7/1/18)	A3	1,000,000	1,058,520

(William Paterson U.), AGC, 5.00%, 7/1/28
(Prerefunded 7/1/18)	A2	1,850,000	1,956,764

(William Paterson U.), AGC, 5.00%, 7/1/28	A2	150,000	156,453

(Georgian Court U.), Ser. D, 5.00%, 7/1/27	Baa3	1,000,000	1,012,550

(College of NJ (The)), Ser. D, AGM, 5.00%, 7/1/26
(Prerefunded 7/1/18)	AA	375,000	396,641

(College of NJ (The)), Ser. D, AGM, U.S. Govt. Coll.,
5.00%, 7/1/26 (Prerefunded 7/1/18)	AA	625,000	661,069

(College of NJ (The)), Ser. D, AGM, 5.00%, 7/1/25
(Prerefunded 7/1/18)	AA	560,000	592,318

(College of NJ (The)), Ser. D, AGM, U.S. Govt. Coll.,
5.00%, 7/1/25 (Prerefunded 7/1/18)	AA	940,000	994,247

(Kean U.), Ser. A, 5.00%, 9/1/24	A2	1,500,000	1,608,510

(William Paterson U.), Ser. E, BAM, 5.00%, 7/1/23	AA	1,000,000	1,146,720

(Montclair State U.), Ser. D, 5.00%, 7/1/22	A1	1,000,000	1,139,310

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan)

Ser. A, 5.625%, 6/1/30	AA	1,750,000	1,887,760

Ser. 2, 5.00%, 12/1/26	Aa3	420,000	442,945

Ser. 1A, 5.00%, 12/1/22	Aa2	2,500,000	2,723,575

Ser. A, 5.00%, 6/1/18	AA	2,000,000	2,096,020

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds

(Gen. Hosp. Ctr.-Passaic Inc.), AGM, U.S. Govt.
Coll., 6.75%, 7/1/19 (Escrowed to maturity)	AA	3,190,000	3,445,742

(St. Joseph Hlth. Care Syst.), 6.625%, 7/1/38
(Prerefunded 7/1/18)	Baa3	1,000,000	1,082,920

(AHS Hosp. Corp.), 6.00%, 7/1/41
(Prerefunded 7/1/21)	AA–	2,500,000	2,926,475

(Chilton Memorial Hosp.), U.S. Govt. Coll., 5.75%,
7/1/39 (Prerefunded 7/1/19)	AAA/P	2,000,000	2,207,240

(St. Peter’s U. Hosp.), 5.75%, 7/1/37	Ba1	1,500,000	1,560,030

(Barnabas Hlth.), Ser. A, 5.625%, 7/1/32
(Prerefunded 7/1/21)	A1	2,000,000	2,303,900

(Hackensack U. Med. Ctr.), AGC, 5.25%, 1/1/31	AA	1,000,000	1,035,480

(Hackensack U. Med. Ctr.), 5.125%, 1/1/21	A+	1,215,000	1,253,224

(U. Hosp. of NJ), Ser. A, AGM, 5.00%, 7/1/46	AA	500,000	528,160

(Hunterdon Med. Ctr.), 5.00%, 7/1/45	A–	1,000,000	1,073,800

(Barnabas Hlth. Oblig. Group), 5.00%, 7/1/44	A1	1,000,000	1,080,340

(Barnabas Hlth. Oblig. Group), 5.00%, 7/1/43	A1	2,000,000	2,118,520

New Jersey Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

New Jersey cont.

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds

(St. Joseph’s Healthcare Syst. Oblig. Group),
5.00%, 7/1/41	Baa3	$500,000	$511,050

(Princeton HealthCare Syst.), Ser. A, 5.00%, 7/1/39	Baa2	1,000,000	1,080,500

(Robert Wood Johnson U. Hosp.), Ser. A,
5.00%, 7/1/39	A1	1,000,000	1,087,900

(Hackensack U. Med. Ctr.), 5.00%, 1/1/34	A+	750,000	792,338

(St. Lukes Warren Hosp.), 5.00%, 8/15/31	A3	1,000,000	1,077,640

(Hosp. Asset Transformation Program), Ser. A,
5.00%, 10/1/28	A3	775,000	800,722

(Hosp. Asset Transformation Program), Ser. A, U.S.
Govt. Coll., 5.00%, 10/1/28 (Prerefunded 10/1/18)	AAA/P	225,000	239,855

(AHS Hosp. Corp.), Ser. A, 5.00%, 7/1/27	AA–	25,000	26,123

(AHS Hosp. Corp.), Ser. A, U.S. Govt. Coll., 5.00%,
7/1/27 (Prerefunded 7/1/18)	AAA/P	475,000	502,412

(Holy Name Med. Ctr.), 5.00%, 7/1/25	Baa2	1,000,000	1,080,990

(Atlanticare Regl. Med. Ctr.), 5.00%, 7/1/24
(Prerefunded 7/1/17)	AAA/P	1,555,000	1,590,392

(AHS Hosp. Corp.), 4.00%, 7/1/41	AA–	1,500,000	1,427,730

NJ State Hlth. Care Fac. Fin. Auth. VRDN

(Compensation Program), Ser. A-4, 0.55%, 7/1/27	VMIG1	1,070,000	1,070,000

(Virtua Hlth.), Ser. C, 0.46%, 7/1/43	A-1	2,665,000	2,665,000

NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds

Ser. AA, 6.375%, 10/1/28	AA	100,000	101,116

Ser. A, 4.20%, 11/1/32	AA–	945,000	967,699

NJ State Tpk. Auth. Rev. Bonds

Ser. E, 5.25%, 1/1/40	A+	2,000,000	2,113,280

Ser. A, 5.00%, 1/1/35	A+	1,000,000	1,101,000

Ser. E, 5.00%, 1/1/34	A+	1,250,000	1,361,563

Ser. A, 5.00%, 1/1/33	A+	1,000,000	1,116,610

Ser. F, 5.00%, 1/1/26	A+	565,000	637,992

Ser. A, 5.00%, 1/1/24	A+	1,000,000	1,133,160

NJ State Trans. Trust Fund Auth. Rev. Bonds

(Trans. Syst.), Ser. A, 5.875%, 12/15/38	A3	1,350,000	1,430,163

(Trans. Program), Ser. AA, 5.25%, 6/15/41	A3	2,000,000	2,068,000

(Trans. Syst.), Ser. B, 5.25%, 6/15/36	A3	1,000,000	1,069,650

(Trans. Syst.), Ser. D, 5.25%, 12/15/23	A3	2,000,000	2,159,440

(Trans. Syst.), Ser. A, 5.25%, 12/15/22	A3	1,000,000	1,084,170

(Trans. Syst.), Ser. A, AGM, AMBAC,
5.00%, 12/15/32	AA	2,500,000	2,553,275

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	705,000	733,172

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	960,000	1,010,534

(Trans. Syst.), Ser. A, AMBAC, 5.00%, 12/15/27	A3	1,000,000	1,020,390

(Trans. Syst.), Ser. A, zero %, 12/15/33	A3	5,000,000	2,103,500

(Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	A3	2,400,000	1,711,008

North Bergen Twp., Muni. Util. Auth. Swr. Rev.
Bonds, NATL

zero %, 12/15/27	Aa3	1,005,000	681,028

zero %, 12/15/26	Aa3	1,000,000	706,840

24 New Jersey Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

New Jersey cont.

North Hudson, Swr. Auth. Rev. Bonds, Ser. A,
5.00%, 6/1/42	A	$2,000,000	$2,167,320

Ocean City, Util. Auth. Waste Wtr. Rev. Bonds, NATL,
5.25%, 1/1/22	Aaa	2,000,000	2,317,240

Rutgers State U. Rev. Bonds

Ser. M, 5.00%, 5/1/34	Aa3	1,000,000	1,126,990

Ser. F, 5.00%, 5/1/30 (Prerefunded 5/1/19)	Aa3	1,000,000	1,082,380

Salem Cnty., Poll Control Fin. Auth. Rev. Bonds
(Chambers Cogeneration LP), Ser. A, 5.00%, 12/1/23	Baa3	350,000	379,365

South Jersey, Port Corp. Rev. Bonds (Marine
Term.), Ser. S-1

5.00%, 1/1/39	A3	250,000	252,718

5.00%, 1/1/35	A3	500,000	508,005

Sussex Cnty., Muni. Util. Auth. Rev. Bonds (Waste
Wtr. Facs.), Ser. B, AGM, zero %, 12/1/30	AA+	1,500,000	927,015

Tobacco Settlement Fin. Corp. Rev. Bonds

Ser. 1A, 5.00%, 6/1/41	B3	1,250,000	1,062,300

Ser. 1A, 4.75%, 6/1/34	B3	500,000	424,205

zero %, 6/1/41	A–	5,000,000	1,325,000

Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	1,500,000	1,580,565

Woodbridge Twp., Board of Ed. G.O. Bonds,
4.50%, 7/15/26	Aa2	1,000,000	1,112,940

			156,501,483

New York (7.7%)

Metro. Trans. Auth. Rev. Bonds

Ser. B, 5.00%, 11/15/37	AA–	1,500,000	1,654,410

Ser. C-1, 5.00%, 11/15/36	AA–	1,000,000	1,105,570

NY City, G.O. Bonds, Ser. C, 5.00%, 8/1/24	Aa2	1,000,000	1,081,780

NY City, Transitional Fin. Auth. Rev. Bonds (Future
Tax), Ser. E-1, 5.00%, 2/1/31	AAA	1,000,000	1,140,130

Port Auth. of NY & NJ Rev. Bonds

(Kennedy Intl. Arpt. — 5th Installment),
6.75%, 10/1/19	BBB–/P	280,000	287,269

Ser. 93rd, 6.125%, 6/1/94	Aa3	5,000,000	5,978,045

Ser. 189, 5.00%, 5/1/45	Aa3	1,000,000	1,096,170

Ser. 194, 5.00%, 10/15/41	Aa3	1,000,000	1,104,570

Port Auth. of NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6.00%, 12/1/42	Baa1	1,000,000	1,130,460

			14,578,404

Ohio (0.6%)

American Muni. Pwr., Inc. Rev. Bonds (Hydroelectric
Pwr. Plant), Ser. A, 5.00%, 2/15/41	A2	1,000,000	1,075,450

			1,075,450

Pennsylvania (1.0%)

Allegheny Cnty., G.O. Bonds, Ser. C76,
5.00%, 11/1/41	AA–	1,000,000	1,097,390

Delaware River Port Auth. PA & NJ Rev. Bonds,
5.00%, 1/1/28	A	750,000	853,125

			1,950,515

New Jersey Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value

Puerto Rico (0.6%)

Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/20	AA–	$1,000,000	$1,091,870

			1,091,870

Texas (1.8%)

Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	2,000,000	2,211,780

TX State G.O. Bonds (Trans. Auth.), Ser. A,
5.00%, 10/1/44	Aaa	1,000,000	1,111,220

			3,323,000

Virgin Islands (0.2%)

VI Pub. Fin. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/25	BBB	450,000	436,298

			436,298

TOTAL INVESTMENTS

Total investments (cost $175,483,374)			$183,362,044

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2016 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $188,831,341.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Prerefunded	15.9%

State debt	13.0

Transportation	12.2

Healthcare	12.0

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

AGM	11.2%

26 New Jersey Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$183,362,044	$—

Totals by level	$—	$183,362,044	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

New Jersey Tax Exempt Income Fund 27

Statement of assets and liabilities 11/30/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $175,483,374)	$183,362,044

Cash	3,172,406

Interest and other receivables	2,941,568

Receivable for shares of the fund sold	238,773

Prepaid assets	11,855

Total assets	189,726,646

LIABILITIES

Payable for shares of the fund repurchased	488,289

Payable for compensation of Manager (Note 2)	69,686

Payable for custodian fees (Note 2)	403

Payable for investor servicing fees (Note 2)	22,713

Payable for Trustee compensation and expenses (Note 2)	90,950

Payable for administrative services (Note 2)	743

Payable for distribution fees (Note 2)	77,491

Distributions payable to shareholders	97,439

Other accrued expenses	47,591

Total liabilities	895,305

Net assets	$188,831,341

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$186,748,892

Undistributed net investment income (Note 1)	717,534

Accumulated net realized loss on investments (Note 1)	(6,513,755)

Net unrealized appreciation of investments	7,878,670

Total — Representing net assets applicable to capital shares outstanding	188,831,341

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($141,800,926 divided by 15,701,595 shares)	$9.03

Offering price per class A share (100/96.00 of $9.03)*	$9.41

Net asset value and offering price per class B share ($3,416,184 divided by 378,788 shares)**	$9.02

Net asset value and offering price per class C share ($21,732,256 divided by 2,403,647 shares)**	$9.04

Net asset value and redemption price per class M share ($1,986,406 divided by 219,921 shares)	$9.03

Offering price per class M share (100/96.75 of $9.03)†	$9.33

Net asset value, offering price and redemption price per class Y share
($19,895,569 divided by 2,198,690 shares)	$9.05

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28 New Jersey Tax Exempt Income Fund

Statement of operations Six months ended 11/30/16 (Unaudited)

INVESTMENT INCOME

Interest income	$3,903,281

Total investment income	3,903,281

EXPENSES

Compensation of Manager (Note 2)	434,981

Investor servicing fees (Note 2)	66,902

Custodian fees (Note 2)	3,746

Trustee compensation and expenses (Note 2)	6,688

Distribution fees (Note 2)	304,442

Administrative services (Note 2)	2,256

Other	62,360

Total expenses	881,375

Expense reduction (Note 2)	(4,221)

Net expenses	877,154

Net investment income	3,026,127

Net realized gain on investments (Notes 1 and 3)	1,327,868

Net unrealized depreciation of investments during the period	(10,840,353)

Net loss on investments	(9,512,485)

Net decrease in net assets resulting from operations	$(6,486,358)

The accompanying notes are an integral part of these financial statements.

New Jersey Tax Exempt Income Fund 29

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/16*	Year ended 5/31/16

Operations

Net investment income	$3,026,127	$6,303,850

Net realized gain (loss) on investments	1,327,868	(506,244)

Net unrealized appreciation (depreciation) of investments	(10,840,353)	3,428,374

Net increase (decrease) in net assets resulting
from operations	(6,486,358)	9,225,980

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(15,499)

Class B	—	(440)

Class C	—	(2,328)

Class M	—	(221)

Class Y	—	(1,992)

From tax-exempt net investment income
Class A	(2,314,628)	(4,839,777)

Class B	(46,356)	(111,761)

Class C	(266,823)	(552,740)

Class M	(29,717)	(63,635)

Class Y	(341,419)	(659,410)

Increase (decrease) from capital share transactions (Note 4)	2,447,615	(6,973,708)

Total decrease in net assets	$(7,037,686)	$(3,995,531)

NET ASSETS

Beginning of period	195,869,027	199,864,558

End of period (including undistributed net investment
income of $717,534 and $690,350, respectively)	$188,831,341	$195,869,027

* Unaudited.

The accompanying notes are an integral part of these financial statements.

30 New Jersey Tax Exempt Income Fund

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New Jersey Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	investments	distributions	ments	of period	value (%)[a]	(in thousands)	(%)[b]	net assets (%)	(%)

Class A

November 30, 2016**	$9.48	.15	(.45)	(.30)	(.15)	—	(.15)	—	$9.03	(3.25)*	$141,801	.40*	1.56*	9*

May 31, 2016	9.33	.32	.14	.46	(.31)	—	(.31)	—	9.48	5.05	147,570	.81[d]	3.34[d]	18

May 31, 2015	9.43	.33	(.10)	.23	(.33)	—	(.33)	—	9.33	2.41	153,294.78		3.45	10

May 31, 2014	9.71	.33	(.29)	.04	(.32)	—[c]	(.32)	—	9.43	.62	169,209.79		3.54	7

May 31, 2013	9.79	.33	(.08)	.25	(.33)	—	(.33)	—	9.71	2.52	222,753.78		3.34	11

May 31, 2012	9.12	.37	.67	1.04	(.37)	—	(.37)	—[c,f]	9.79	11.57	210,124.79		3.90	7

Class B

November 30, 2016**	$9.47	.12	(.45)	(.33)	(.12)	—	(.12)	—	$9.02	(3.56)*	$3,416	.72*	1.25*	9*

May 31, 2016	9.32	.26	.14	.40	(.25)	—	(.25)	—	9.47	4.40	3,901	1.43[d]	2.72[d]	18

May 31, 2015	9.42	.27	(.10)	.17	(.27)	—	(.27)	—	9.32	1.78	4,522	1.40	2.83	10

May 31, 2014	9.70	.27	(.28)	(.01)	(.27)	—[c]	(.27)	—	9.42	—[e]	5,167	1.41	2.93	7

May 31, 2013	9.78	.27	(.08)	.19	(.27)	—	(.27)	—	9.70	1.89	6,469	1.40	2.72	11

May 31, 2012	9.11	.31	.67	.98	(.31)	—	(.31)	—[c,f]	9.78	10.90	6,605	1.41	3.28	7

Class C

November 30, 2016**	$9.49	.11	(.45)	(.34)	(.11)	—	(.11)	—	$9.04	(3.63)*	$21,732	.79*	1.17*	9*

May 31, 2016	9.34	.24	.15	.39	(.24)	—	(.24)	—	9.49	4.23	22,639	1.58[d]	2.57[d]	18

May 31, 2015	9.44	.25	(.10)	.15	(.25)	—	(.25)	—	9.34	1.62	21,943	1.55	2.68	10

May 31, 2014	9.72	.26	(.29)	(.03)	(.25)	—[c]	(.25)	—	9.44	(.16)	23,620	1.56	2.77	7

May 31, 2013	9.80	.25	(.08)	.17	(.25)	—	(.25)	—	9.72	1.73	37,732	1.55	2.56	11

May 31, 2012	9.12	.30	.67	.97	(.29)	—	(.29)	—[c,f]	9.80	10.83	31,694	1.56	3.11	7

Class M

November 30, 2016**	$9.48	.13	(.45)	(.32)	(.13)	—	(.13)	—	$9.03	(3.39)*	$1,986	.54*	1.43*	9*

May 31, 2016	9.33	.29	.15	.44	(.29)	—	(.29)	—	9.48	4.76	2,160	1.08[d]	3.07[d]	18

May 31, 2015	9.43	.30	(.10)	.20	(.30)	—	(.30)	—	9.33	2.13	2,238	1.05	3.18	10

May 31, 2014	9.72	.31	(.30)	.01	(.30)	—[c]	(.30)	—	9.43	.24	2,340	1.06	3.27	7

May 31, 2013	9.79	.30	(.07)	.23	(.30)	—	(.30)	—	9.72	2.35	3,439	1.05	3.07	11

May 31, 2012	9.12	.34	.67	1.01	(.34)	—	(.34)	—[c,f]	9.79	11.26	3,552	1.06	3.63	7

Class Y

November 30, 2016**	$9.50	.16	(.45)	(.29)	(.16)	—	(.16)	—	$9.05	(3.14)*	$19,896	.29*	1.67*	9*

May 31, 2016	9.35	.34	.14	.48	(.33)	—	(.33)	—	9.50	5.28	19,599	.58[d]	3.57[d]	18

May 31, 2015	9.44	.35	(.09)	.26	(.35)	—	(.35)	—	9.35	2.74	17,868.55		3.68	10

May 31, 2014	9.73	.35	(.30)	.05	(.34)	—[c]	(.34)	—	9.44	.74	16,826.56		3.78	7

May 31, 2013	9.81	.35	(.08)	.27	(.35)	—	(.35)	—	9.73	2.76	21,115.55		3.56	11

May 31, 2012	9.13	.39	.68	1.07	(.39)	—	(.39)	—[c,f]	9.81	11.92	16,842.56		4.11	7

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than 0.01%.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011.

The accompanying notes are an integral part of these financial statements.

32 New Jersey Tax Exempt Income Fund	New Jersey Tax Exempt Income Fund 33

Notes to financial statements 11/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2016 through November 30, 2016.

Putnam New Jersey Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New Jersey personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

34 New Jersey Tax Exempt Income Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

New Jersey Tax Exempt Income Fund 35

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$2,168,130	$5,370,247	$7,538,377

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $328,441 recognized during the period between November 1, 2015 and May 31, 2016 to its fiscal year ending May 31, 2017.

The aggregate identified cost on a tax basis is $175,407,402, resulting in gross unrealized appreciation and depreciation of $10,171,578 and $2,216,936, respectively, or net unrealized appreciation of $7,954,642.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.219% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

36 New Jersey Tax Exempt Income Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$50,261	Class M	708

Class B	1,258	Class Y	6,933

Class C	7,742	Total	$66,902

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,221 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $156 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid

New Jersey Tax Exempt Income Fund 37

for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$168,277	Class M	5,256

Class B	15,886	Total	$304,442

Class C	115,023

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,284 and no monies from the sale of class A and class M shares, respectively, and received $11 and $46 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $633 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$20,247,796	$16,125,954

U.S. government securities (Long-term)	—	—

Total	$20,247,796	$16,125,954

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,266,308	$12,026,952	1,194,713	$11,218,818

Shares issued in connection with
reinvestment of distributions	207,545	1,958,337	441,808	4,131,970

	1,473,853	13,985,289	1,636,521	15,350,788

Shares repurchased	(1,339,710)	(12,620,595)	(2,498,430)	(23,304,241)

Net increase (decrease)	134,143	$1,364,694	(861,909)	$(7,953,453)

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	14,529	$138,239	6,975	$64,762

Shares issued in connection with
reinvestment of distributions	4,665	43,980	11,237	104,949

	19,194	182,219	18,212	169,711

Shares repurchased	(52,429)	(496,853)	(91,489)	(854,031)

Net decrease	(33,235)	$(314,634)	(73,277)	$(684,320)

38 New Jersey Tax Exempt Income Fund

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	163,624	$1,559,553	316,779	$2,967,705

Shares issued in connection with
reinvestment of distributions	24,920	235,384	52,106	487,938

	188,544	1,794,937	368,885	3,455,643

Shares repurchased	(170,398)	(1,608,164)	(332,550)	(3,108,929)

Net increase	18,146	$186,773	36,335	$346,714

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	615	$5,655	7,227	$68,670

Shares issued in connection with
reinvestment of distributions	2,949	27,833	6,338	59,294

	3,564	33,488	13,565	127,964

Shares repurchased	(11,512)	(109,837)	(25,482)	(236,642)

Net decrease	(7,948)	$(76,349)	(11,917)	$(108,678)

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	372,058	$3,520,544	349,204	$3,271,429

Shares issued in connection with
reinvestment of distributions	14,984	141,710	28,256	264,824

	387,042	3,662,254	377,460	3,536,253

Shares repurchased	(251,867)	(2,375,123)	(225,338)	(2,110,224)

Net increase	135,175	$1,287,131	152,122	$1,426,029

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New Jersey and may be affected by economic and political developments in that state.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

New Jersey Tax Exempt Income Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 New Jersey Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA050 304077 1/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New Jersey Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017